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                                  EXHIBIT 10.25

                         CONSENT TO ASSIGNMENT AGREEMENT

         THIS CONSENT TO ASSIGNMENT AGREEMENT (this "Agreement") is made effective and entered into as of June 23, 2000 (the "Effective Date") by and between GENENTECH, INC., a Delaware corporation, with a principal place of business at 1 DNA Way, South San Francisco, California 94080 ("Genentech"), CONNETICS CORPORATION, a Delaware corporation, with a principal place of business at 3400 Bayshore Road, Palo Alto, California 94303 ("Connetics") and INTERMUNE PHARMACEUTICALS, INC., a Delaware corporation, with a principal place of business at 1710 Gilbreth Road, Suite 301, Burlingame, CA 94010 ("InterMune"). Genentech, Connetics and InterMune may be referred to herein as a "Party" or collectively as the "Parties."

                                            RECITALS

     A. WHEREAS, InterMune is a corporation formed for the purpose of research and development of biopharmaceutical products for the treatment of infectious and autoimmune diseases;

     B. WHEREAS, Connetics has licensed the rights to certain immunology-based products and to the technology relating thereto from Genentech pursuant to that certain License Agreement for Interferon Gamma by and between Connetics and Genentech, dated May 5, 1998, as amended (the "Genentech License");

     C. WHEREAS, InterMune and Connetics have entered into that certain Amended and Restated Exclusive Sublicense Agreement, dated April 27, 1999 (the "Original Agreement"), pursuant to which (a) Connetics granted an exclusive sublicense to InterMune under the Genentech License to develop, make, have made, import, offer for sale and sell therapeutic products containing or derived from such immunology-based products and technology for use for certain specific indications, and (b) InterMune granted to Connetics the exclusive option to practice such sublicensed rights in the dermatology field;

     D. WHEREAS, InterMune and Connetics now desire to supersede and replace the Original Agreement in order to assign to InterMune Connetics' entire right, title and interest in, to and under the Genentech License by entering into that certain Assignment and Option Agreement, in the form attached hereto as EXHIBIT A (the "Assignment Agreement"); and

     E. WHEREAS, pursuant to section 12.4 of the Genentech License, with the prior written consent of Genentech, Connetics may assign the Genentech License to InterMune.

         NOW THEREFORE, in consideration of the above recitals and the covenants set forth herein, the parties hereto agree as follows:

     1. Genentech consents to the assignment by Connetics to InterMune of all Connetics' right, title and interest in and to the Genentech License.

     2. On the Effective Date, Genentech unconditionally releases and discharges Connetics from any and all obligations under the Genentech License, and Genentech deems InterMune to be the successor in interest of Connetics under the Genentech License. Notwithstanding the above, Connetics shall remain responsible for all of its obligations, if any, under Section 8.1 of the Genentech License.

     3. InterMune shall assume all of the obligations of and is entitled to all the rights of Connetics under the Genentech License, except that Connetics shall remain responsible for all of its obligations, if any, under Section 8.1 of the Genentech License.



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     4. Section 1.28 of the Genentech License is hereby amended in its entirety to read as follows:

     "1.28 "Territory" shall mean the United States of America and Canada, and their respective territories and possessions, and Japan."

     5. Nothing herein shall alter or affect the Stock Agreement or Stock Agreement Amendment (both defined in the Genentech License) between Connetics and Genentech.

     6. This agreement may be executed in two or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

     7. This agreement shall be governed in accordance with the laws of the State of California, exclusive of its conflicts of laws provisions.

         IN WITNESS WHEREOF, each of Genentech, Connetics and InterMune have executed this Agreement, as of the day and year first written above.

INTERMUNE PHARMACEUTICALS, INC.                               GENENTECH, INC.

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
By: /s/ W. SCOTT HARKONEN                                     By: /s/ ART LEVINSON
   ---------------------------------------                       ---------------------------------------
Print Name: W. Scott Harkonen                                 Print Name: Art Levinson
           -------------------------------                                ------------------------------
Title: Pres. & CEO                                            Title: CEO
      ------------------------------------                           -----------------------------------


CONNETICS CORPORATION
By: /s/ THOMAS G. WIGGANS
    --------------------------------
Print Name: Thomas G. Wiggans
           -------------------------

Title: Pres. & CEO
       -----------------------------

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